EXHIBIT 99.1

Table 1 – Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
	2. Transaction	2A. Deemed Execution Date, if any	3. Transaction Code (Instr. 8)		4. Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following		6. Ownership Form: Direct (D) or	7. Nature of Indirect
1. Title of Security (Instr. 3)	Date (Month/Day/ Year)	(Month/ Day/ Year)	Code (P) or (S)	V	Amount	(A) or (D)	Price	Reported Transaction(s) (Instr. 3 and 4)		Indirect (I) (Instr. 4)	Beneficial Ownership (Instr. 4)
Common Stock, par value $0.01 per share(1)(2)	06/26/2019		P		15,850	A	$2.63	650,747	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/26/2019		S		15,850	D	$2.63	634,897	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/26/2019		P		14,000	A	$2.65	648,897	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/26/2019		S		14,000	D	$2.65	634,897	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/27/2019		P		20,000	A	$2.60	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/27/2019		S		20,000	D	$2.60	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/27/2019		P		1,000	A	$2.83	39,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/27/2019		S		1,000	D	$2.83	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/28/2019		P		20,000	A	$2.48	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/28/2019		S		20,000	D	$2.48	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/28/2019		P		20,000	A	$2.55	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/28/2019		S		20,000	D	$2.55	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/01/2019		P		20,000	A	$2.34	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/01/2019		S		20,000	D	$2.34	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/01/2019		P		20,000	A	$2.35	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/01/2019		S		20,000	D	$2.35	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/01/2019		P		20,000	A	$2.44	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/01/2019		S		20,000	D	$2.44	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/02/2019		P		20,000	A	$2.33	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/02/2019		S		20,000	D	$2.33	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/03/2019		P		20,968	A	$2.42	59,170	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/03/2019		S		20,968	D	$2.42	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/05/2019		P		20,000	A	$2.44	63,497	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/05/2019		S		20,000	D	$2.44	43,497	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/05/2019		P		20,000	A	$2.46	63,497	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/05/2019		S		20,000	D	$2.46	43,497	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/10/2019		P		5,716	A	$2.33	43,918	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/10/2019		S		5,716	D	$2.33	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/10/2019		P		20,000	A	$2.35	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/10/2019		S		20,000	D	$2.35	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/11/2019		P		20,000	A	$2.28	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/11/2019		S		20,000	D	$2.28	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/11/2019		P		20,000	A	$2.29	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/11/2019		S		20,000	D	$2.29	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/12/2019		P		15	A	$2.22	38,217	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/12/2019		S		15	D	$2.22	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/15/2019		P		20,000	A	$2.15	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/15/2019		S		20,000	D	$2.15	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/16/2019		P		20,000	A	$2.07	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/16/2019		S		20,000	D	$2.07	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/18/2019		P		20,000	A	$1.97	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/18/2019		S		20,000	D	$1.97	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/19/2019		P		20,000	A	$2.08	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/19/2019		S		20,000	D	$2.08	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/19/2019		P		20,000	A	$2.17	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/19/2019		S		20,000	D	$2.17	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/19/2019		P		20,000	A	$2.22	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/19/2019		S		20,000	D	$2.22	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/22/2019		P		14,000	A	$2.22	52,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/22/2019		S		14,000	D	$2.22	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/22/2019		P		6,850	A	$2.24	45,052	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/22/2019		S		6,850	D	$2.24	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/23/2019		P		20,000	A	$2.25	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/23/2019		S		20,000	D	$2.25	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/24/2019		P		40,000	A	$2.45	78,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/24/2019		S		40,000	D	$2.45	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/24/2019		P		20,000	A	$2.49	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/24/2019		S		20,000	D	$2.49	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/24/2019		P		19,770	A	$2.54	57,972	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/24/2019		S		19,770	D	$2.54	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/25/2019		P		18,397	A	$2.60	56,599	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/25/2019		S		18,397	D	$2.60	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/29/2019		P		12,824	A	$2.33	51,026	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/29/2019		S		12,824	D	$2.33	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/29/2019		P		3,200	A	$2.39	41,402	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/29/2019		S		3,200	D	$2.39	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/30/2019		P		14,000	A	$2.43	52,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/30/2019		S		14,000	D	$2.43	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/31/2019		P		20,000	A	$2.45	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/31/2019		S		20,000	D	$2.45	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	08/05/2019		P		75,000	A	$2.92	113,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	08/05/2019		S		75,000	D	$2.92	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	08/07/2019		P		8,500	A	$2.99	46,702	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	08/07/2019		S		8,500	D	$2.99	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	08/22/2019		P		6,700	A	$3.39	44,902	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	08/22/2019		S		6,700	D	$3.39	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	11/14/2019		P		20,000	A	$2.67	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	11/14/2019		S		20,000	D	$2.67	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	11/27/2019		P		7,015	A	$3.08	45,217	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	11/27/2019		S		7,015	D	$3.08	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	03/10/2020		P		2,100	A	$1.82	72,697	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	03/10/2020		S		2,100	D	$1.82	70,597	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/08/2020		P		20,000	A	$3.34	58,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/08/2020		S		20,000	D	$3.34	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/22/2020		P		6,700	A	$3.32	44,902	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	06/22/2020		S		6,700	D	$3.32	38,202	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/30/2020		P		3,333	A	$3.60	41,535	(3)(4)	I	See Footnotes(3)(4)(5)
Common Stock, par value $0.01 per share(1)(2)	07/30/2020		S		3,333	D	$3.60	38,202	(3)(4)	I	See Footnotes(3)(4)(5)

Explanation of Responses:

1.

These transactions in the common stock (the “Common Stock”) of MoneyGram International, Inc. (the “Issuer”) have not previously been reported on Form 4 and were effected by Goldman Sachs & Co. LLC (“Goldman Sachs”) acting as agent on behalf of certain international affiliates that had entered into riskless principal trades in connection with client trade facilitation in the ordinary course of their business.

2.

Without conceding riskless principal trades in connection with client trade facilitation in the ordinary course of business can result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), the amount of profit potentially recoverable by the Issuer from the reported transactions in the event that they were subject to Section 16(b) has been remitted to the Issuer.

3.

This statement is being filed by The Goldman Sachs Group, Inc. (“GS Group”), Goldman Sachs, GSCP VI Advisors, L.L.C., GS Capital Partners VI Fund, L.P., GS Advisors VI, L.L.C., GSCP VI Offshore Advisors, L.L.C., GS Capital Partners VI Offshore Fund, L.P., Goldman, Sachs Management GP GmbH, GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GSMP V Onshore US, Ltd., GS Mezzanine Partners V Onshore Fund, L.P., GS Mezzanine Partners V Onshore Fund, L.L.C., GSMP V Institutional US, Ltd., GS Mezzanine Partners V Institutional Fund, L.P., GS Mezzanine Partners V Institutional Fund, L.L.C., GSMP V Offshore US, Ltd., GS Mezzanine Partners V Offshore Fund, L.P., GS Mezzanine Partners V Offshore Fund, L.L.C., Broad Street Principal Investments L.L.C (together, with the foregoing entities, the “Reporting Persons”). Goldman Sachs is a wholly-owned subsidiary of GS Group.

4.

(Continued from Footnote 3) Goldman Sachs also serves as the manager and the investment manager of certain of the Reporting Persons other than GS Group. Due to the electronic system’s limitation of 10 Reporting Persons per joint filing, this statement is being filed in duplicate. The Reporting Persons ceased to be subject to Section 16 as greater than 10% beneficial owners on August 7, 2020.

5.

Each of the Reporting Persons disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein, if any, and this report shall not be deemed an admission that any such Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Exchange Act, or for any other purpose.